SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):December 31, 2000


                               JUNUM INCORPORATED
               (Exact name of registrant as specified in charter)


DELAWARE                       000-21566                  84-1219819
(State or other jurisdiction   (Commission          (IRS Employer
     of incorporation)         File Number)       Identification No.)

1590 Corporate Drive, Costa Mesa, California 92626
  (Address of principal executive offices)       (Zip Code)

EURBID.COM, INC.
(Former name or former address, if changed since last report.)

21 Patrick Street, Kilkenny, Ireland
(Former name or former address, if changed since last report.)


Registrant's telephone number, including area code:  (714)979-5063

Item 2.  Acquisition or Disposition of Assets

The attached Exhibits are incorporated by reference herein, and the descriptions set forth below are qualified in their entirety by reference to the Exhibits.

Effective December 31, 2000, EURBID.COM, INC. (the "Company") acquired a non-performing portfolio of approximately $352.5 million in credit card receivables (the "Receivables") representing approximately 189,000 individual accounts, as well as certain intellectual property and business systems relating to the conversion of non-performing receivables into performing receivables. The above transactions were completed pursuant to an Asset Purchase Agreement, dated as of December 31, 2000, by and between the Company and eCard Solutions, Inc. The purchase price of the assets was $5,100,000, payable in the form of 5,100 shares of the Company's Series C Preferred Stock (the "Preferred Stock").

The holder of the Preferred Stock is entitled to convert each share of Preferred Stock, plus any accrued but unpaid dividends, into 1,000 shares of Common Stock of the Company. The holders of the Preferred Stock are not entitled to vote on matters submitted to shareholders of the Company, except as required by law. The Preferred Stock also is subject to a per share liquidation preference of $1,000.00, plus any accrued but unpaid dividends. There are no mandatory dividends.

The Preferred Stock issued to eCard Solutions, and all shares of common stock issuable upon conversion of such Preferred Stock, is not transferable for a period of 24 months following the Closing Date without the prior written consent of the Company. Each certificate representing such shares of Preferred Stock or common stock shall contain a legend describing such restriction.

The Company has the right, at any time following November 15, 2002, to redeem for a redemption price of $0.10 per share of Series C Preferred Stock, plus the Redemption Assignment (as defined below) all or any portion of the Preferred
Stock, but only in the event the Company receives and collects less than $4,900,000 in Net Collections from the Receivables. In such event, on or after November 15, 2002, the Company shall have the right to redeem a number of shares of Preferred Stock equal to the difference between $4,900,000 and the Net Collections.

Net Collections means the amount of all balance transfers arising from conversion of debts constituting a part of the Receivables, plus the amount of actual cash collections received by the Company in satisfaction of any portion of the Receivables that are not considered balance transfers, less (i) all direct operating costs of the Company relating to the collection or conversion of the Receivables, (ii) any third party commissions or fees relating to the collection or conversion of the Receivables, and (iii) any other direct costs of collection or conversion of the Receivables. A "balance transfer" refers to the amount of debt agreed to be transferred to a new credit card issued by or through the Company, and for which the Company or its agent receives at least one cash payment from the debtor.

In the event any portion of the Preferred Stock is redeemed as described above, than the Company shall transfer the Redemption Assignment to Seller upon receipt of the certificates evidencing the redeemed Preferred Stock. The Redemption Assignment refers to an assignment of a portion of the Receivables which have not been previously converted or paid, equal to a fraction, the numerator of which is the number of shares of Preferred Stock redeemed and to be redeemed, and the denominator of which is equal to 4,900.

The Company will file financial statements required by Item 7 hereof by amendment hereto within 60 days from the date hereof.

Item 5.  Other Events

Effective January 12, 2001, the Company has changed its name to Junum Incorporated, and its new ticker symbol is JUNM.


Item 7. Exhibits

Exhibit No.       Description
1.                Asset Purchase Agreement, dated December 31, 2000

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 EURBID.COM, INC.


                /s/
                 David B. Coulter, Chief Executive Officer

                                                                       Exhibit 1


                            ASSET PURCHASE AGREEMENT


                          DATED AS OF DECEMBER 31, 2000


                                  by and among


                                JUNUM.COM, INC.,

                                EURBID.COM, INC.,

                                       and

                              eCard Solutions, Inc.

                                TABLE OF CONTENTS

                                                                Page

ARTICLE ISALE OF RECEIVABLES.......................................3
         -------------------
         Section 1.1  Sale of Assets.  ............................3
                      --------------
         Section 1.2  Price.  .....................................3
                      -----
         Section 1.3  Closing......................................3
                      -------

ARTICLE IIREPRESENTATIONS OF SELLERS...............................3
          --------------------------
         Section 2.1  Authorization and Validity of Agreement......3
                      ---------------------------------------
         Section 2.2  Consents and Approvals; No Violations........3
                      -------------------------------------
         Section 2.3  Existence and Good Standing..................4
                      ---------------------------
         Section 2.4  Title to Property and Assets.................4
                      ----------------------------
         Section 2.5 Compliance with Law...........................4
                     -------------------
         Section 2.6 Litigation....................................5
                     ----------
         Section 2.7  Broker's or Finder's Fees....................5
                      -------------------------

ARTICLE IIIREPRESENTATIONS OF PURCHASER............................5
           ----------------------------
         Section 3.1 Preferred Stock...............................5
                     ---------------
         Section 3.2  Authorization and Validity of Agreement......5
                      ---------------------------------------
         Section 3.3  Consents and Approvals; No Violations........5
                      -------------------------------------
         Section 3.4  Existence and Good Standing..................6
                      ---------------------------
         Section 3.5  Capital Stock................................6
                      -------------
         Section 3.6  Broker's or Finder's Fees....................6
                      -------------------------
         Section 3.7  Accuracy of Information......................6
                      -----------------------

ARTICLE IVCERTAIN AGREEMENTS.......................................7
          ------------------
         Section 4.1  Reasonable Best Efforts......................7
                      -----------------------
         Section 4.2 Lock-Up Agreement.............................7
                     -----------------
         Section 4.3 No Short Positions............................7
                     ------------------
         Section 4.4 Assistance....................................8
                     ----------
         Section 4.5 Broker's Fee..................................8
                     ------------
         Section 4.6 Redemption Option.............................8
                     -----------------

ARTICLE VCONDITIONS TO PURCHASER'S OBLIGATIONS.....................9
         -------------------------------------
         Section 5.1  Truth of Representations and Warranties......9
                      ---------------------------------------
         Section 5.2  Performance of Agreements....................9
                      -------------------------
         Section 5.3  No Injunction................................9
                      -------------

ARTICLE VICONDITIONS TO SELLERS' OBLIGATIONS.......................9
          ----------------------------------
         Section 6.1  Truth of Representations and Warranties......9
                      ---------------------------------------
         Section 6.2  Performance of Agreements...................10
                      -------------------------
         Section 6.3  No Injunction...............................10
                      -------------

ARTICLE VIISURVIVAL OF REPRESENTATIONS; INDEMNIFICATION...........10
           --------------------------------------------
         Section 7.1  Survival of Representations.................10
                      ---------------------------
         Section 7.2  Indemnities.................................10
                      -----------

ARTICLE VIIIMISCELLANEOUS..........................................11
            -------------
         Section 8.1  Expenses.....................................11
                      --------
         Section 8.2  Governing Law; Consent to Jurisdiction.......11
                      --------------------------------------
         Section 8.3  Captions.....................................12
                      --------
         Section 8.4  Notices......................................12
                      -------
         Section 8.5  Parties in Interest..........................13
                      -------------------
         Section 8.6 Waiver and Course of Dealing..................13
                     ----------------------------
         Section 8.7  Counterparts.................................13
                      ------------
         Section 8.8  Entire Agreement.............................13
                      ----------------
         Section 8.9  Third Party Beneficiaries....................13
                      -------------------------
         Section 8.10 Waiver of Jury Trial.........................13
                      --------------------

                            ASSET PURCHASE AGREEMENT


         ASSET PURCHASE AGREEMENT (this "Agreement") is dated as of December 31, 2000, by and among Junum.com, Inc., a Nevada corporation ("Purchaser"), Eurbid.com, Inc., a Delaware corporation ("EURB"), and eCard Solutions, Inc., a South Dakota corporation ("Seller").

                              W I T N E S S E T H :
                               -------------------

         WHEREAS, Purchaser is a financial services company which has developed certain proprietary technologies pertaining to the electronic administration of consumer credit information databases and related systems for the automated pre-qualification and solicitation of various consumer and small business financial services products, all of which services are delivered primarily through the Internet;

         WHEREAS, Seller is a financial services company that has certain proprietary business systems for the solicitation and origination of niche consumer financial services products primarily offered by way of an unsecured VISA credit card (the "Balance Transfer System") and is the owner of approximately $352,475,289 of non-performing credit card receivables (the "Receivables") acquired from various financial institutions for the purposes of implementing aforesaid specialized business systems;

         WHEREAS, Purchaser's systems, in part, serve to optimize consumer credit rating through a series of automated and other processes and Seller's systems serve to market a credit card-based credit solution to consumers with impaired credit ratings;

         WHEREAS, the parties hereto believe that the Purchaser's and Seller's systems, taken together, may be further enhanced through the integration of Purchaser's comprehensive Internet-based credit solutions with the Seller's Balance Transfer System;

         WHEREAS, the Seller desires to sell, and Purchaser desires to purchase, the Receivables and the Balance Transfer System (together, the "Assets");

         WHEREAS, EURB owns approximately 80% of the issued and outstanding capital stock of Purchaser.

                          NOW, THEREFORE, IT IS AGREED:


                                    ARTICLE I

                               SALE OF RECEIVABLES

         Section I.1 Sale of Assets. Subject to the terms and conditions herein stated, Seller hereby agrees to sell, assign, transfer and deliver to Purchaser on the Closing Date, and Purchaser agrees to purchase from Seller on the Closing Date, all of the Assets.

         Section I.2 Price. On the Closing Date, Purchasers shall pay to Sellers a purchase price of $5,100,000 (the "Purchase Price"), payable in the form of 5,100 shares of the Series C Preferred Stock, $1,000 par value (the "Preferred Stock") of EURBID.COM, INC..

         Section I.3 Closing. The closing of the Sale referred to in Section 1.1 (the "Closing") shall take place as of December 31, 2000 at the offices of Purchaser. Such time and date are herein referred to as the "Closing Date." The Preferred Stock shall be delivered to Seller as soon as possible after the date EURB files a certificate of designations with the Delaware Secretary of State. EURB shall file such certificate of designation on or prior to January 31, 2001.

                                   ARTICLE II

                           REPRESENTATIONS OF SELLERS

         As of the date hereof and the Closing Date, Seller represents and warrants, as follows:

         Section II.1 Authorization and Validity of Agreement. Seller has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and the Closing Documents and to perform its obligations under this Agreement and the Closing Documents. The execution, delivery and performance by Seller of this Agreement and the Closing Documents are within its power and have been duly authorized. Upon execution hereof, this Agreement and the Closing Documents shall constitute valid and binding agreements and obligations of Seller, enforceable against Seller in accordance with their respective terms.

         Section II.2 Consents and Approvals; No Violations. The execution and delivery of this Agreement by the Sellers and the consummation by the Sellers of the sale of the Assets as contemplated herein and the other transactions contemplated hereby (the "Sale") (a) will not violate any statute, rule, regulation, order or decree of any public body or authority by which any Seller is bound or by which any of their respective properties or assets are bound, (d) will not require any filing with, or permit, consent or approval of, or the giving of any notice to, any United States governmental or regulatory body, agency or authority on or prior to the Closing Date (as defined in Section 1.3), and (c) will not result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of any Seller under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which any Seller is a party, or by which they or any of their respective properties or assets may be bound.

         Section II.3 Existence and Good Standing. (a) If any Seller is a corporation, it is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified or licensed as a foreign corporation to conduct its business, and is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary.

         Section II.4 Title to Property and Assets. (a) Schedule 2.4 is a list of all of the Receivables. There is not under any of such Receivables any default or any claim of default which with notice or lapse of time, or both, would constitute a default by or on the part of Seller or the original creditor who created such Receivables. Except as set forth in Schedule 2.4, the Seller owns and has good title, free and clear of all Encumbrances, to the Assets. For purposes hereof, an "Encumbrance" means any security interest, mortgage, lien, charge, claim, condition, equitable interest, pledge, right of first refusal, option, adverse claim or restriction of any kind, including, but not limited to, any restriction on the use, transfer, receipt of income or other exercise of any attributes of ownership.

         (b) Upon assignment of the Receivables to Purchaser pursuant to this Agreement, Purchaser will succeed to all rights and obligations of Seller and the original creditor thereunder, and shall acquire good and valid title hereto, free and clear of any Encumbrances. All of the Receivables are valid and in full force and effect (subject to applicable statutes of limitation and bankruptcy laws). Upon transfer of the Balance Transfer System to Purchaser pursuant to the terms of this Agreement, Purchaser will acquire good and valid title thereto, free and clear of any Encumbrances.

         (c) The Receivables constitute all of the receivables which were audited by KPMG LLP in connection with Seller's December 31, 1999 balance sheet (under the name Brunswick Capital Partners, Inc.).

         Section II.5 Compliance with Law. Seller is and at all times has been in full compliance in all respects with all Legal Requirements and Orders applicable to the Assets. Seller has received no notice of any violation of any applicable Legal Requirement or Order. No event has occurred or circumstance exists that (with or without notice or lapse of time or both) may constitute or result in a violation by Seller of, or a failure by Seller to comply with, any applicable Legal Requirement or Order. For purposes of this Section 2.5, "Legal Requirement" or "Law" means any federal, state, local, municipal or other administrative order, constitution, law, code, rule, directive, ordinance, principle of common law, regulation, statute and similar provisions having the force or effect of law, and "Order" means any award, decision, summons, writ, injunction, judgment, order, ruling, subpoena, citation, notice, demand letter, directive, decree or verdict entered, issued, made, given or rendered by any court, administrative agency or other governmental body or by any arbitrator.

         Section II.6 Litigation. There are no (i) actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the Knowledge of Seller, threatened against Seller or (ii) judgements, injunctions, writs, rulings or orders by any Governmental Person against any Seller.

         Section II.7 Broker's or Finder's Fees. No agent, broker, firm or other Person acting on behalf of Sellers is, or will be, entitled to any commission or broker's or finder's fees from the Purchaser in connection with any of the transactions contemplated herein.


                                   ARTICLE III

                          REPRESENTATIONS OF PURCHASER

         As of the date hereof and the Closing Date, Purchaser represents and warrants as follows:

         Section III.1 Preferred Stock. Upon the execution and delivery of this Agreement, and the issuance of the shares of Preferred Stock which constitute the Purchase Price, such shares shall be duly authorized, validly issued, fully paid and nonassessable.

         Section III.2 Authorization and Validity of Agreement. Purchaser has full power and authority (corporate or otherwise) to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and, assuming the due execution of this Agreement by Sellers, is a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general equitable principles.

         Section III.3 Consents and Approvals; No Violations. The execution and delivery of this Agreement by Purchaser and the consummation by Purchaser of the purchase of the Assets as contemplated herein and the other transactions contemplated hereby (the "Sale") (a) will not violate the provisions of the Certificate of Incorporation or Bylaws of Purchaser, (b) will not violate any statute, rule, regulation, order or decree of any public body or authority by which Purchaser is bound or by which any of their respective properties or assets are bound, (c) will not require any filing with, or permit, consent or approval of, or the giving of any notice to, any United States governmental or regulatory body, agency or authority on or prior to the Closing Date (as defined in Section 1.3), and (d) will not result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of the Purchaser under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which Purchaser is a party, or by which they or any of its properties or assets may be bound.

         Section III.4 Existence and Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Purchaser is duly qualified or licensed as a foreign corporation to conduct its business, and is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so duly qualified or licensed would not have a Material Adverse Effect. The term "Material Adverse Effect" means any circumstance, change in or effect on Purchaser that is materially adverse to the business, operations, properties, financial condition or results of operations of Purchaser, taken as a whole.

         Section III.5 Capital Stock. As of November 29, 2000, and after giving effect to the 1:40 reverse stock split completed in November 2000, EURB had an authorized capitalization consisting of 50,000,000 shares of common stock, par value $.01 per share, of which 11,221,848 shares are issued and outstanding, and 10,000,000 shares of preferred stock, of which no shares are outstanding. All such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Pursuant to that certain Stock Exchange Agreement, dated as of November 15, 2000 (the "Stock Exchange Agreement"), a copy of which has been provided to Seller, as well as other agreements, EURB has agreed to issue (i) 1,346 shares of the Series A Preferred Stock, (ii) 750 shares of Series B Preferred Stock, (iii) 200,000 shares of common stock, and (iv) warrants to purchase 2,690,000 shares of common stock, and has agreed to assume Junum's obligations under certain outstanding stock options and warrants to purchase the equivalent of 5,775,000 shares of EURB common stock (assuming exercise of all such stock options and warrants).

         Section III.6 Broker's or Finder's Fees. No agent, broker, firm or other Person acting on behalf of Purchaser is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein, except as set forth in Section 4.5.

         Section III.7 Accuracy of Information. None of the representations and warranties of Purchaser contained herein or in the documents furnished by them pursuant hereto contain any material misstatement of fact, or omit to state any material fact necessary to make the statements herein or therein in light of the circumstances in which they were made not misleading.

                                   ARTICLE IV

                               CERTAIN AGREEMENTS

         Section IV.1 Reasonable Best Efforts. Each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action to do or cause to be done, and to assist and cooperate with the other party hereto in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including, but not limited to, (a) the obtaining of all necessary waivers, consents and approvals from governmental or regulatory agencies or authorities and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain any approval or waiver from, or to avoid any action or proceeding by, any governmental agency or authority, (b) the obtaining of all necessary consents, approvals or waivers from third parties and (c) the defending of any lawsuits or any other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including, without limitation, seeking to have any temporary restraining order entered by any court or administrative authority vacated or reversed.

         Section IV.2 Lock-Up Agreement.

         (a) All of the Preferred Stock constituting the Purchase Price, and all shares of common stock issuable upon conversion of such Preferred Stock, shall not be transferrable for a period of 24 months following the Closing Date; provided, however, that with the prior written consent of EURB, Seller shall have the right to transfer in a private transaction in compliance with all applicable federal and state securities laws, all or any portion of the Preferred Stock to any transferee (a) who executes an agreement satisfactory to EURB acknowledging the lock-up and redemption provisions contained herein, and that the Preferred Stock shall be subject to EURB's rights and claims, if any, against Seller, and (b) who is reasonably acceptable to EURB and not in competition with EURB or Purchaser.

         (b) EURB hereby acknowledges that Seller shall have the right to transfer 200 shares of Preferred Stock to Datel Communications, Inc. Such shares shall not be subject to redemption as set forth in Section 4.6 below.

         (c) Each certificate representing such shares of Preferred Stock or common stock shall contain a legend describing the restrictions contained in this Agreement.

         Section IV.3 No Short Positions. Without the prior written consent of EURB, for a period of two years following the date hereof (the "Lock-up Period"), Seller hereby agrees not to sell, loan, pledge, assign, transfer, encumber, distribute, grant or otherwise dispose of, directly or indirectly, or offer, contract or otherwise agree to do any of the foregoing, any rights with respect to (a) any shares of the common stock (the "Common Stock") of EURB, (b) any options or warrants to purchase any shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock, or (c) any securities convertible into or exchangeable for shares of Common Stock (collectively, the "Securities"), in each case now owned or hereafter acquired directly or indirectly by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively a "Disposition"). The foregoing restriction is expressly agreed to preclude the undersigned holder of the Securities from engaging during the Lock-up Period in any hedging or other transaction which is designed to, or could reasonably expected to lead to or result in a Disposition of the Securities, even if such Securities would be disposed of by someone other than the undersigned.

         Section IV.4 Assistance. As further consideration for the issuance of the Preferred Stock, and to further induce EURB to issue such Preferred Stock, Seller hereby agrees to use its best efforts to assist Purchaser in collecting the Receivables.

         Section IV.5 Broker's Fee. In consideration for introducing Purchaser and Seller and assisting in the closing of the transactions contemplated herein, Purchaser shall pay to GCH Capital, Ltd. a fee equal to (i) 600 shares of Series B Preferred Stock, and (ii) an amount equal to ten percent (10%) of the amount of the Receivables collected (the "Collection Fee"). EURB shall pay the Collection Fee in quarterly payments, payable within 45 days after the end of each fiscal quarter, and shall provide within such time period a statement showing the total amount of collections received by EURB in such quarter. Notwithstanding anything herein to the contrary, the fees described in this
Section 4.5 shall not be considered a cost, commission or fee relating to the cost of collections for purposes of Section 4.6(c).

                  Section IV.6 Redemption Option.
                               -----------------

         (a) EURB shall have the right, at any time following November 15, 2002, to redeem for a redemption price of $0.10 per share of Series C Preferred Stock, plus the Redemption Assignment (as defined in Section (d) below) all or any portion of the Series C Preferred Stock which constitutes the Purchase Price, but only in the event Purchaser receives and collects less than $4,900,000 in Net Collections from the Receivables. In such event, on or after November 15, 2002, EURB shall have the right to redeem a number of shares of Preferred Stock equal to the difference between $4,900,000 and the Net Collections.

         (b) The Purchaser shall provide to Seller a statement showing the total amount of Net Collections within 45 days following the end of each fiscal quarter, and, upon delivery of such statement, an amount of Preferred Stock equal to such Net Collections shall thereafter be non-redeemable. Seller or its agents shall have the right, at Seller's sole expense, to examine and audit (the "Statement Audit") the books and records of Purchaser with respect to the Net Collections and any statement of Net Collections delivered by EURB to Seller pursuant to this Agreement. In the event the Statement Audit reveals a discrepancy pursuant to which the actual amount of Net Collections were more than ten percent (10%) greater than the Net Collections reported to Seller on a Net Collections Statement, than the Purchaser shall reimburse the Seller for the reasonable out-of-pocket costs and expenses of conducting the Statement Audit.

         (c) For purposes hereof, the term "Net Collections" shall mean the amount of all balance transfers arising from conversion of debts constituting a part of the Receivables, plus the amount of actual cash collections received by Junum in satisfaction of any portion of the Receivables that are not considered balance transfers, less (i) all direct operating costs of Junum relating to the collection or conversion of the Receivables, (ii) any third party commissions or fees relating to the collection or conversion of the Receivables, and (iii) any other direct costs of collection or conversion of the Receivables; provided, however, that monthly third party servicing fees which are deducted from debtor payments shall not be considered a cost of collection. A "balance transfer" shall mean the amount of debt agreed to be transferred to a new credit card issued by or through Purchaser, and for which Purchaser or Purchaser's agent receives at least one cash payment from the debtor.

         (d) In the event any portion of the Series C Preferred Stock is redeemed pursuant to Section(a) above, than the Purchaser shall transfer the Redemption Assignment to Seller upon receipt of the certificates evidencing the redeemed Series C Preferred Stock. The Redemption Assignment shall mean an assignment of all or a portion of the Receivables which have not been previously converted or paid, equal to a fraction, the numerator of which is the number of shares of Series C Preferred Stock redeemed and to be redeemed pursuant to Section (a), and the denominator of which is equal to 4,900; provided, however, that such fraction shall in no event exceed 1.00.

                  Section IV.7 Registration Rights.
                               -------------------

         (a) If anytime prior to the date that the common stock issuable upon conversion of the Preferred Stock can be sold (without regard to any Lock-Up Agreements contained herein or otherwise) without registration pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), EURB proposes to register any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an Exchange offer for securities of the issuer or another entity), EURB shall, at such time, promptly give Seller written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of Seller given by fax within ten (10) days after mailing of such notice by EURB, EURB shall cause to be included in such registration statement under the Securities Act ("Piggyback Registration") all of the common stock issuable upon conversion of the Preferred Stock that Seller has requested to be registered (the "Registrable Securities") to the extent such inclusion does not violate the registration rights of any other security holder of EURB; provided, however, that nothing herein shall prevent EURB from withdrawing or abandoning such registration statement prior to its effectiveness.

         (b) In the case of a Piggyback Registration pursuant to an underwritten public offering by EURB, if the managing underwriter determines and advises in writing that the inclusion in the related Piggyback Registration Statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by EURB, then the number of such Registrable Securities to be included in such Piggyback Registration Statement, to the extent any such Registrable Securities may be included in such Piggyback Registration Statement, shall be reduced as requested by such managing underwriter. If required by the managing underwriter of such an underwritten public offering, holders of the Registrable Securities shall enter into an agreement limiting the number of Registrable Securities to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of such Registrable Securities.

                                    ARTICLE V

                      CONDITIONS TO PURCHASER'S OBLIGATIONS

         The purchase of the Assets by Purchaser on the Closing Date is conditioned upon the satisfaction or waiver, at or prior to the consummation of the Sale, of the following conditions:

         Section V.1 Truth of Representations and Warranties. The representations and warranties of Seller contained in this Agreement or in any Schedule delivered pursuant hereto shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties have been made on and as of such date (except to the extent that any such representation and warranty is stated in this Agreement to be made as of a specific date, in which case such representation and warranty shall be true and correct as of such specified date).

         Section V.2 Performance of Agreements. Each and all of the agreements of Sellers to be performed at or prior to the Closing Date pursuant to the terms hereof shall have been duly performed in all material respects.

         Section V.3 No Injunction. No court or other government body or public authority shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

                                   ARTICLE VI

                       CONDITIONS TO SELLERS' OBLIGATIONS

         The sale of the Assets on the Closing Date is conditioned upon satisfaction or waiver, at or prior to the consummation of the Sale of the following conditions:

         Section VI.1 Truth of Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

         Section VI.2 Performance of Agreements. Each and all of the agreements of Purchaser to be performed at or prior to the Closing Date pursuant to the terms hereof shall have been duly performed in all material respects.

         Section VI.3 No Injunction. No court or other government body or public authority shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

                                   ARTICLE VII

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

         Section VII.1 Survival of Representations. The representations and warranties set forth in this Agreement shall survive for three years after the Closing Date.

         Section VII.2 Indemnities. (a) Each Seller hereby agrees to indemnify and hold harmless Purchaser from and against any and all damages, claims, losses or expenses (including reasonable attorneys' fees and expenses) ("Damages") actually suffered or paid by Purchaser, Junum and/or their Subsidiaries as a result of the breach of any representation or warranty made by such Seller in this Agreement. To the extent that Seller's undertakings set forth in this
Section 7.2(a) may be unenforceable, Sellers shall contribute the maximum amount that they are permitted to contribute under applicable law to the payment and satisfaction of all Damages incurred by the parties entitled to indemnification hereunder.

         (b) Purchaser hereby agree to indemnify and hold harmless Sellers against Damages actually suffered or paid by Sellers as a result of the breach of any representation or warranty made by the Purchaser in this Agreement. To the extent that the Purchaser's undertakings set forth in this Section 7.2(b) may be unenforceable, the Purchaser shall contribute the maximum amount that they are permitted to contribute under applicable law to the payment and satisfaction of all Damages incurred by the parties entitled to indemnification hereunder.

         (c) Any party seeking indemnification under this Article VII (an "Indemnified Party") shall give each party from whom indemnification is being sought (each, an "Indemnifying Party") notice of any matter for which such Indemnified Party is seeking indemnification, stating the amount of the Damages, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises. The obligations of an Indemnifying Party under this
Article VII with respect to Damages arising from any claims of any third party which are subject to the indemnification provided for in this Article VII (collectively, "Third Party Claims") shall be governed by and contingent upon the following additional terms and conditions: if an Indemnified Party shall receive, after the Closing Date, initial notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim within such time frame as is necessary to allow for a timely response and in any event within 30 days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such timely notice shall not release the Indemnifying Party from any of its obligations under this
Article VII except to the extent the Indemnifying Party is materially prejudiced by such failure. The Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within 30 days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party (upon advice of counsel) for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, at the expense of the Indemnifying Party, provided that the Indemnified Party and such counsel shall contest such Third Party Claims in good faith. In the event the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party's expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying
Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party's expense, all such witnesses, records, materials and information in the Indemnifying Party's possession or under the Indemnifying Party's control relating thereto as is reasonably required by the Indemnified Party. The Indemnifying Party shall not, without the written consent of the Indemnified Party, (i) settle or compromise any Third Party Claim or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Party of a written release from all liability in respect of such Third Party Claim or (ii) settle or compromise any Third Party Claim in any manner that may adversely affect the Indemnified Party. Finally, no Third Party Claim which is being defended in good faith by the Indemnifying Party or which is being defended by the Indemnified Party as provided above in this Section 7.2(c) shall be settled by the Indemnified Party without the written consent of the Indemnifying Party.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section VIII.1 Expenses. The parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel, financial advisors and accountants.

         Section VIII.2 Governing Law; Consent to Jurisdiction. (a) The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of California applicable to contracts made and to be performed entirely within the State of California. In the event of litigation, the prevailing party shall be entitled to reasonable attorneys fees and costs.

         (b) Each of the parties agrees that any legal action or proceeding with respect to this Agreement may be brought in the Courts of the State of California or the United States District Court for the Central District of California, and, by execution and delivery of this Agreement, each party hereto hereby irrevocably submits itself in respect of its property, generally and unconditionally, to the non-exclusive jurisdiction of the aforesaid courts in any legal action or proceeding arising out of this Agreement. Each of the parties hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in the preceding sentence. Each party hereto hereby consents to process being served in any such action or proceeding by the mailing of a copy thereof to the address set forth opposite its name below and agrees that such service upon receipt shall constitute good and sufficient service of process or notice thereof. Nothing in this paragraph shall affect or eliminate any right to serve process in any other manner permitted by law.

         Section VIII.3 Captions. The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

         Section VIII.4 Notices. Any notice or other communications required or permitted hereunder shall be sufficiently given if delivered in person or sent by telecopy or by registered or certified mail, postage prepaid, addressed as follows:

                  if to Purchaser, to it at:

                  1590 Corporate Drive
                  Costa Mesa, California 92626
                  Attention: President
                  Tel: (714) 979-5063
                  Fax: (714) 979-5067
                  and if to Seller, to it at:

                  eCard Solutions, Inc.
                  100 South Dakota Ave, Suite 200
                  Sioux Falls, South Dakota 57104
                  Attention: Director
                  Tel: (605) 338-1241
                  Fax: (605) 338-4237

or such other address or number as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so delivered, sent by telecopy or mailed.

         Section VIII.5 Parties in Interest. This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section VIII.6 Waiver and Course of Dealing. No course of dealing or any delay or failure to exercise any right hereunder on the part of any party thereto shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such party.

         Section VIII.7 Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

         Section VIII.8 Entire Agreement. This Agreement, including the Exhibits, Schedules and other documents referred to herein which form a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein.

         Section VIII.9 Third Party Beneficiaries. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.

         Section  VIII.10  Waiver  of Jury  Trial.  THE  PARTIES  HERETO  HEREBY
IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, each of the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

----------------------------------------- -------------------------------------

PURCHASER                                 SELLER:

JUNUM.COM, INC., a Nevada corporation     eCard Solutions, Inc.


By:      _________________________        By:      _________________________
         David B. Coulter                          Name:
         President and CEO                         Title:
----------------------------------------- -------------------------------------
----------------------------------------- -------------------------------------

EURBID.COM, INC, a Delaware corporation


By:
         David B. Coulter
         President and CEO
----------------------------------------- -------------------------------------